EXHIBIT 10.68

                                  OFFICE LEASE

                                 by and between

                            RESTON PLAZA I & II, LLC

                                  ("Landlord")

                                       and

                                 TALK.COM, INC.

                                   ("Tenant")


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                                TABLE OF CONTENTS


Section                                                            Page

1.     Demise

2.     Term

3.     Rent

4.     Permitted  Use

5.     Expenses

6.     Additional  Rent

7.     Sorting  and  Separation  of  Refuse  and  Trash

8.     Hazardous  Substances

9.     Insurance

10.     Damage  or  Destruction

11.     Indemnification

12.     Assignment  and  Subletting

13.     Care  of  Premises

14.     Alteration  by  Tenant

15.     Condemnation

16.     Subordination

17.     Access  to  Premises

18.     Rules  and  Regulations

19.     Covenants  of  Right  to  Lease

20.     Mechanic's  Liens

21.     Expiration  of  Lease  and  Surrender  of  Possession

22.     Default-Remedies

23.     Re-Entry  by  Landlord

24.     Additional  Rights  to  Landlord

25.     Successors,  Assigns  and  Liability

26.     Notices

27.     Mortgagee's  Approval

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28.     Estoppel  Certificates

29.     Default  Rate  of  Interest

30.     Exculpatory  Provisions

31.     Mortgage  Protection

32.     Reciprocal  Covenant  on  Notification  of  ADA  Violations

33.     Laws  that  Govern

34.     Financial  Statements

35.     Parking

36.     Signage

37.     Recordation

38.     Force  Majeure

39.     Intentionally  Omitted

40.     Brokers

41.     Confidentiality

42.     Lease/Deed  of  Lease

43.     Miscellaneous



EXHIBIT  A  -  Premises

EXHIBIT  B  -  Improvements

EXHIBIT  C  -  Declaration  of  Lease  Commencement

EXHIBIT  D  -  Rules  and  Regulations


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                             OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT ("Lease") is made by and between RESTON PLAZA I & II, LLC, whose address for the purpose of this Lease shall be 801 Grand Avenue, Des Moines, Iowa 50392-1360, hereinafter referred to as "Landlord", and TALK.COM, INC., whose address for the purpose of this Lease shall be 12020
Sunrise  Valley  Drive,  Reston,  Virginia,  20191  hereinafter  referred  to as
"Tenant".

IT  IS  AGREED  AS  FOLLOWS:

1.     DEMISE

     Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord the premises consisting of (a) 4,842 square feet of net rentable area known as Suite #210 (sometimes referred to herein as "Suite #210") and
     (b) 3,723 square feet of net rentable area known as Suite #250 (sometimes referred to herein as "Suite #250") (collectively, the "Premises"), each located in the property known as Reston Plaza II at 12020 Sunrise Valley Drive, Reston, Virginia ("Property"). The Premises is located within the Property specifically identified on the plan attached hereto and marked Exhibit "A" as incorporated herein by reference. The Premises does not include the roof or exterior surfaces of the walls of the Premises or the Property, or any improvements or areas outside of such walls, all of which are reserved for Landlord's exclusive use. Tenant shall have the non-exclusive right to use the common areas of the Property, as designated by Landlord, in common with other tenants of the Property.

     Improvements. Any improvements to the Premises required by virtue of this Lease are set forth in Exhibit "B", which is attached hereto and made a part hereof by reference ("Improvements"). The total cost for the Improvements including, but not limited to space planning, construction drawings, furniture, fixtures, equipment, the actual construction and construction management is to be paid by Landlord up to a maximum amount of $31,262.25 ($3.65 per square foot of the Premises) ("Allowance"). In the event the total cost of the Improvements exceeds the Allowance ("Improvement Overage"), Tenant shall pay to Landlord any Improvement Overage advanced by Landlord within five (5) days of demand by Landlord.

     Notwithstanding anything to the contrary herein, this Lease shall not become effective unless and until Landlord has entered into a Lease Termination Agreement with Cybermation, Inc. with respect to Suite #210, on terms and conditions satisfactory to Landlord. Landlord with use reasonable efforts to complete the Lease Termination Agreement on or before the Suite #210 Commencement Date.

2.     LEASE  TERM.

     With respect to Suite #210, the term of this Lease shall be for a period of sixty seven (67) months, commencing on the 1st day of May, 2000 (the "Suite #210 Commencement Date"), and with respect to the 3,723 square feet comprising Suite #250 of the Premises, the term of this Lease shall commence on December 1, 2000 (the "Suite #250 Commencement Date"), and ending for the entire Premises at midnight on the 30th day of November, 2005 ("Lease Term"). If for any reason Landlord cannot deliver possession of Suite #210 to the Tenant on or before the Suite #210 Commencement Date, or cannot deliver possession of Suite #250 to the Tenant on or before the Suite #250 Commencement Date, Tenant shall not be obligated to pay Rent for a suite comprising part of the Premises until possession of such suite is tendered to Tenant. In such event, the Lease Term shall be extended so that the term remains 67 months. If the Premises is delivered on a date other than the first day of the month, Rent for that month shall be prorated and the Lease Term shall be extended so that the term shall be 67 months from the first day of the following month. In the event that delivery of possession results from Tenant's failure to perform work for which Tenant is responsible, or Tenant fails to furnish or approve the plans and specifications as provided above, or fails to make timely selections of materials, color choices or other matters for which Tenant is responsible, Rent and Additional Rent shall, nonetheless, commence on the Commencement Date. If Tenant occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions hereof and shall not advance the last day of the Lease Term, and Tenant shall pay Rent for such period at the initial monthly rate set forth below.

     At the request of Landlord, Tenant hereby agrees to execute a declaration in the form attached hereto as Exhibit C ("Declaration") as incorporated herein by reference. Tenant's failure to execute the Declaration

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shall  not  affect the Suite #210 Commencement Date, the Suite #250 Commencement
Date  or  the Lease Term, as the same are determined by the terms of this Lease.

3.     RENT.

     (A) Rent. Tenant shall pay for the use and occupancy of the Premises a base rental ("Rent") as set forth in the following schedule:

          Months                                         Monthly  Rent
          ------                                         -------------

          May  1,  2000  to  November  30,  2000          $11,298.00
          December  1,  2000  to  November  30,  2001     $20,295.25
          December  1,  2001  to  November  30,  2002     $20,904.11
          December  1,  2002  to  November  30,  2003     $21,534.38
          December  1,  2003  to  November  30,  2004     $22,178.92
          December  1,  2004  to  November  30,  2005     $22,844.88

     Rent shall be paid on the first day of each month in advance without demand, notice, deduction, offset, or counterclaim during the Lease Term. Rent for any period during the Lease Term which is less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

     (B)  INTENTIONALLY  DELETED.

     (C) Place of Payment. Rent, Additional Rent and other sums owed by Tenant shall be paid to Landlord at Reston Plaza I & II, L.L.C. c/o First Tennessee Bank, PO Box 1000, Department 149, Memphis, TN 38148 or at such place as Landlord may designate from time to time in writing.

     (D) Late Charge. Tenant hereby acknowledges that late payment by Tenant of Rent, Additional Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease. Therefore, if any installments of Rent, Additional Rent or any other sum due from Tenant shall not be received by Landlord within five (5) days of when such amount is due. Tenant shall pay to Landlord a late charge of six percent (6%) of such overdue amount for each and every month that said amounts due hereunder are not paid or are late. Additionally, Tenant shall pay to Landlord the Default Rate (as set forth in Section 29) on all sums in default. Acceptance of such late charge and/or the Default Rate by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, or prevent Landlord from exercising any other right or remedy available to Landlord.

     (E) Receipt. Receipt is hereby acknowledged of the sum of $11,298.00 in payment of the Rent for the first month of the Lease Term.

     (F) Security Deposit. Tenant shall deposit with Landlord upon execution hereof $40,590.50 as security for Tenant's faithful performance of Tenant's obligations hereunder ("Security Deposit"). If Tenant fails to pay Rent, Additional Rent or other charges due hereunder or otherwise defaults with respect to any provision of the Lease after any applicable notice and cure period. Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent, Additional Rent or other charge in default or for the payment of any other sum to which Landlord may become obligated, or which Landlord may incur, by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount herein above stated and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within sixty (60) days of the later of (i) the last day of the Lease Term, (ii) the date Tenant vacated the Premises, or (iii) the date Tenant has

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          fulfilled  all  its  obligations  hereunder.  No trust relationship is created herein between Landlord and Tenant regarding the Security Deposit.

          Tenant hereby agrees not to look to any mortgagee as mortgagee, mortgagee-in-possession or successor in title to the Premises for accountability for the Security Deposit unless the Security Deposit has actually been received by said mortgagee as security for Tenant's performance of this Lease. Landlord may deliver the Security Deposit to any purchaser of Landlord's interest in the Premises, and thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit.

     (G) Pro Rate Share. Tenant's pro rata share is 9.90% with respect to Suite #210 and 7.62% with respect to Suite #250, for a collective pro rata share of 17.52% ("Pro Rata Share").

4.     PERMITTED  USE.

     Tenant covenants that the Premises will be used solely for general office purposes ("Permitted Use"). Tenant further covenants that the Premises will not be used or occupied for any unlawful purposes. Tenant agrees to and shall use the Premises solely for the purpose of conducting the Permitted Use and for no other business or purpose. Tenant acknowledges that the Permitted Use is not a use granted exclusively to Tenant and that Landlord reserves the right to lease premises in the Property to others for the same or a similar permitted use. Tenant further acknowledges that it has received no written or oral inducements from Landlord or any of Landlord's representatives concerning this Lease (other than as specifically set forth herein) or that Tenant will be granted any such exclusive rights. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or any other act or thing which disturbs the quiet enjoyment of any other tenant in the Property.

5.     EXPENSES.

     (A)  Taxes

          (1) Landlord shall pay all taxes applicable to the Property which are payable during the Lease Term.

          (2) As used herein, the term "taxes" shall mean real estate taxes, assessments (whether general or special), sewer rents, rates and charges, transit and transit district taxes, taxes based upon the receipt of Rent or other payments hereunder, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, except as provided herein, or transfer and recordation taxes), which may now or hereafter be levied, assessed or imposed against the Property or Premises ("Taxes"). Additionally, Landlord shall have no obligation to protest Taxes, but if Landlord does protest Taxes, the reasonable cost of such protest shall also be deemed Taxes.

     (B) Landlord shall provide insurance for the Property as set forth in Subsection 9(A) ("Insurance"). Should Landlord choose to self-insure, the cost of maintaining such self insurance shall be considered a part of Insurance. In no event will the cost exceed the cost of maintaining first dollar coverage.

     (C) Landlord shall provide for the following as they relate to the Property and the Premises: (1) trash removal and janitorial services;
          (2) landscaping; (3) property management; (4) all other labor costs, supply costs and other costs or services of any kind or nature deemed necessary or prudent by Landlord; and (5) the maintenance, repair and/or replacement of the Property and improvements as follows: (a) the roof; (b) all interior and exterior components of the Property and improvements both structural or otherwise; (c) parking lot; (d) sidewalks, alleys and any and all access drives, including the removal of snow and ice therefrom; (e) heating and air conditioning equipment, lines and fixtures; (f) plumbing equipment, lines and fixtures, including but not limited to fire sprinkler and fire control systems (if any); (g) electrical equipment, lines and fixtures; (h) all other utility equipment, lines and fixtures; (i) all ingress-egress doors to the Property; (j) exterior plate glass; (k) elevator equipment, lines and fixtures (if any); and (l) any and all other maintenance, repairs and/or replacements to the Property and improvements deemed necessary or prudent by Landlord during the Lease Term.

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     (D)  Landlord  shall  pay  all  utility  bills  incurred  including but not limited to water, gas, electricity, fuel, light, heat and power bills. In the event Tenant requests and Landlord provides any of the foregoing services or any other services to Tenant at times outside normal working hours (any time other than 8:00 a.m. to 6:00 p.m.
          Monday through Friday and 9:00 a.m. to 1:00 p.m. Saturday, specifically excluding Sundays and Holidays), then Landlord shall have the right to bill Tenant and Tenant agrees to pay for such additional services at Landlord's then current rate. For purposes of this provision, "Holidays" shall include New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas. Landlord shall also have the right to require a separate meter be installed at Landlord's sole cost and expense to meter Tenant's utility usage within the Premises. Following installation of said meter, Tenant shall pay for such utility usage in a timely manner to either Landlord or directly to the utility as determined by the Landlord and the amount of Additional Rent in respect to the Operating Expenses shall be decreased appropriately to reflect such separate matter. Landlord shall not be liable for any failure to furnish, or for any loss, injury or damage caused by or resulting from any variation, interruption or failure of utility services.

     (E) Tenant, at Tenant's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county, and municipal authorities now in force or which may hereafter be in force, which shall impose any duty upon the Landlord or Tenant with respect to the use, occupancy or alteration of the Premises. Landlord shall be responsible for compliance of the common areas of the Property with all applicable laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county, and municipal authorities now in force or which may hereafter be in force, which shall impose any duty upon the Landlord with respect to such common areas.

     (F) Notwithstanding anything to the contrary contained herein, the Tenant will keep, maintain and preserve the Premises in a first class condition. The Landlord, at its sole cost and expense, will provide window washing for the interior of the Premises. At the Tenant's sole cost and expense, the Landlord will make all interior repairs and replacements including but not limited to interior walls, doors and windows, floors, floor coverings, light bulbs, plumbing fixtures, and electrical fixtures. Tenant will also reimburse to Landlord, at Tenant's sole cost and expense, costs to repair or replace any broken windows and/or damage to the Property or Premises caused by the negligence or willful misconduct of the Tenant or its employees, agents, guests or invitees during the Lease Term. Tenant shall comply with all laws, ordinances, rules or regulations of any governmental authority required of either the Landlord or the Tenant relative to the repair, maintenance and replacement in the Premises.

     (G) All items in Subsections 5(B), 5(C) and 5(D) shall be referred to as "Operating Expenses". Notwithstanding anything to the Contrary set forth herein Operating Expenses shall not include: (i) financing or mortgage costs, including the payment of principal or interest due under any mortgage or deed of trusts encumbering the Property; (ii) depreciation allowance of any type; (iii) capital improvement costs, whether principal or interest, other than the amortized costs of improvements reasonably expected by Landlord to result in decreased Operating Expenses; (iv) compensation paid to officers of Landlord or its management agent or any other person or entity, to the extent that any of such parties are above the level of asset manager; (v) costs for which Landlord is reimbursed by any insurance required to be carried hereunder or actually carried by Landlord; (vi) leasing commissions, legal fees and other expenses incurred by Landlord or its agents in connection with negotiations or disputes with tenants or prospective tenants for the Property; (vii) costs or expenses associated with the enforcement of any leases by Landlord; (viii) costs or fees relating to the defense of Landlord's title or interest in the Land or any part thereof; (ix) costs or expenses relating to Landlord's obligations under any work letter to construct tenant improvements; (x) allowances, concessions, permits, licenses, inspections and other costs and expenses incurred in completing, fixturing, renovating or otherwise improving or decorating or redecorating space occupied by tenants (including Tenant), prospective tenants or other occupants or prospective occupants of the Property, or vacant leasable space at the Property, or constructing or finishing demising walls and public corridors with respect to any such space whether such work or alteration is performed for the initial occupancy by such tenant or occupant or thereafter except to the extent any such items are offered to be obtained or performed for the benefit of all tenants of the Property; (xi) any cash or other consideration paid by Landlord on account of, with respect to or in lieu of the tenant work or alterations described in clause (x) above; (xii) costs incurred solely due to a default by Landlord or any tenant of the terms and conditions of any lease; (xiii) any

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          expense  for  Landlord's  advertising  and promotional program for the
          Property; (xiv) renovation of the Property made necessary by the exercise of eminent domain; (xv) any cost for the provision of good or services by Landlord or an affiliate of Landlord, to the extent such costs exceeds the cost than prevailing in transactions between unrelated parties (excluding management fees); (xvi) ground rent;
          (xvii) legal fees (except for contesting any Operating Expenses or Real Estate Taxes, and/or personnel matters relating to employees of Landlord providing services for the Property or that are directly related to the maintenance, operation or management of the Property); (xviii) moving expenses costs of tenants of the Property; (xix) costs solely arising from the presence of hazardous materials or substances in, about or below the Property or improvements thereon in violation of applicable law, including, without limitation, hazardous substances, in the groundwater or soil; (xx) costs incurred by any items to the extent of Landlord's actual receipt of funds under a manufacturer's, materialman's vendor's or contractor's warranty; (xxi) wages, salaries or other compensation or benefits for off-site employees applicable to the time spent working at other buildings, other than the Property manager; provided that, with respect to each employee that services the Property and other buildings owned by Landlord, a pro rata portion of such employee's salary, wages, compensation, benefits and other employment expenses may be included in Operating Expenses (based upon time spent by such employee in providing services for the Property); (xxii) cots of acquisition of sculpture, paintings, or other objects or art; and (xxiii) the rent or expenses in lieu of rent for any on-site leasing office of Landlord at the Property (except the management office serving the Property).

6.     ADDITIONAL  RENT

     (A) It is understood that Rent was negotiated in anticipation that Tenant would not be required to pay increased Rent as a result of Taxes imposed with respect to Calendar Year 2001 ("Tax Base") or Operating Expenses applicable to Calendar Year 2001 (the "Opex Base"). Therefore, in order that Rent payable throughout the Lease Term and any extension thereof shall reflect this understanding, Tenant shall pay its Pro Rata Share of Taxes in excess of the Tax Base and Operating Expenses in excess of the Opex Base ("Tenant's Share"). As soon as practicable each year during the Lease Term, Landlord shall furnish to Tenant an estimate of Tenant's Share for the timeframe in question. Tenant shall pay to Landlord the estimate for Tenant's Share in equal monthly installments at the same time and place as Rent is to paid. Landlord will furnish a detailed, line-item statement of the actual Tenant's Share no later than April 1 of each year during the Lease Term, including the year following the year in which the Lease expires or is otherwise terminated. In the event that Landlord is, for any reason, unable to furnish the statement of the actual Tenant's Share within the time specified above, Landlord will furnish such statement as soon thereafter as practicable with the same force and effect as the statement would have had if delivered within the time specified above. Tenant will pay to Landlord any deficiency as shown by such statement within thirty (30) days of receipt of such statement. Provided Tenant is not in default of this Lease, Landlord will refund to Tenant any excess as shown by such statement within thirty (30) days of the date of the statement. Landlord will keep books and records showing the Operating Expenses in accordance with generally accepted accounting principles.

     (B) In the event Landlord furnishes any utility or service which is included in Operating Expenses to less than ninety-five percent (95%) of the rentable area of the Property because (i) the average occupancy of the Property for the year in question was not equal to or greater than ninety-five percent (95%), (ii) such utility or service is not required by or provided to one or more of the tenants of the Property, or (iii) any tenant occupant is itself obtaining or providing any such utility or services, then Operating Expenses for such year (including the 2001 base year) shall be adjusted to include all additional costs, expenses and disbursements that Landlord reasonably determines would have been incurred if Landlord had provided such utilities and services to all tenants of the Property, and shall be allocated among the tenants by the Landlord to reflect those costs which would have occurred had the Property been ninety-five percent (95%) occupied during the year in question and such utilities and services provided to all tenants. The intent of this section is to ensure that the reimbursement of Operating Expenses is fairly and equitably allocated among the tenants receiving the utilities and services in question.

     (C) To the extent the Property is part of a larger project or development, Landlord shall have the right (but not the obligation) to allocate to the Property an appropriate portion of those Operating Expenses which are incurred with respect to the project as a whole. By way of example, landscaping costs for a multi-building project shall be allocated on an appropriate basis between all buildings in the project.

                                        5

     (D) Any and all payments (other than Rent) required to be made by Tenant pursuant to this Lease shall be deemed additional Rent ("Additional Rent"). Landlord shall have the same rights and remedies for said payments as for Rent.

     (E) If Tenant disputes the amount of Operating Expenses as set forth in the statement from Landlord within thirty days after receipt thereof, and providing Tenant is not then in default under this Lease, Tenant shall have the right after written notice to have the Landlord's books and records relating to Operating Expenses audited by a qualified professional selected by Tenant or by Tenant itself. If after such audit Tenant still disputes the amount of Operating Expanses, a certification as to the proper amount shall be made by Landlord's independent certified public accountant in consultation with Tenant's professional, which certification shall be final and conclusive. If such audit reveals that Operating Expenses were overstated by five percent (5%) or more in the calendar year audited Landlord shall reimburse Tenant for its reasonable costs in doing the audit, and Landlord shall within thirty days after the certification pay to Tenant the amount of any overstatement which it had collected from Tenant. However, if such certification does not show that Landlord had made such an overstatement then Tenant shall pay both the costs of its professional as well as the reasonable charges of Landlord's independent certified public accountant engaged to determine the correct amount of Operating Expenses. If the certification shows that Landlord has undercharged Tenant then Tenant shall within thirty days pay to Landlord the amount of any undercharge.

          Books and records necessary to accomplish any audit permitted under this Section shall be retained for twelve months after the end of each calendar year, and on receipt of notice of Tenant's dispute of the Operating Expenses shall be made available to Tenant to conduct the audit, which may be either at the Property or the offices of Landlord's property manager.

          In the event that the Tenant elects to have a professional audit of Landlord's Operating Expenses as provided in this lease, such audit must be conducted by independent nationally or regionally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. All information obtained through such audit shall be held in strict confidence by Tenant and its officers, agents and employees and as a condition to such audit, the Tenant's auditor shall execute a written agreement agreeing that the auditor is not being compensated on a contingency fee basis and that all information obtained through such audit as well as any compromise, settlement, or adjustment reached as a result of such audit, shall be held in strict confidence and shall not be revealed in any manner to any person except upon the prior written consent of the Landlord, which consent may be withheld in Landlord's sole discretion, or if required pursuant to any litigation between Landlord and Tenant materially related to the facts disclosed by such audit, or if required by law.

7.     SORTING  AND  SEPARATION  OF  REFUSE  AND  TRASH.

     (A) Tenant covenants and agrees, as its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate waste products, garbage, refuge and trash into such categories as provided by law, provided Tenant is given reasonable prior written notice of such requirements and any changes thereto. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by the Landlord. Such separate receptacles shall be removed from the Premises in accordance with a collection schedule prescribed by law or by Landlord.

     (B) Landlord reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on "Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this
          Section 7, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses)

                                        6

          from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

8.     HAZARDOUS  SUBSTANCES

     The term "Hazardous Substances" shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law, regulation, order ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (A) no activity will be conducted on the Property or Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been acknowledged and consented to in advance in writing by Landlord; not to be unreasonably withheld, conditioned or delayed; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (B) the Property will not be used in any manner by Tenant, its employees, contractors, agents, guests or invitees, and the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and acknowledged and consented to in advance in writing by Landlord, not to unreasonably withheld, conditioned or delayed; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency in connection therewith; (C) no portion of the Property will be used by Tenant, its employees, contractors, agents, guests or invitees as a landfill or a dump and the Premises will not be used as a landfill or a dump; (D) Tenant will not install any underground tanks of any type; (E) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (F) Tenant will not permit any Hazardous Substances to be brought onto the Property or Premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's reasonable opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action as required by Landlord. Should Tenant fail to take such corrective action within 48 hours, Landlord shall have the right to perform such work and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the Lease Term, the Property or the Premises are found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify, defend and hold harmless Landlord, its lenders, any managing agents and leasing agents of the Property, and their respective agents, partners, officers, directors and employees, from all claims, demands, actions, liabilities, costs, expenses, penalties (whether civil or criminal), damages (actual or punitive) and obligations of any nature arising from or as a result of the use of the Property or the Premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

     During and after the Lease Term, Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, claims, complaints, investigations, judgments, letters, notice of environmental liens, and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, the Commonwealth of Virginia Department of Environmental Quality, or other federal, state or local agency or authority, or any other entity or individual, concerning (i) any Hazardous Substance regarding the Property or the Premises; (ii) the imposition of any lien on the Property or the Premises; or (iii) any alleged violation of or responsibility under any Environmental Law.

9.     INSURANCE.

                                        7

     (A)  INSURANCE  BY  LANDLORD.

          Landlord shall, during the Lease Term, procure and keep in force the following insurance, the cost of which (including, but not limited to premiums, deductibles, and co-payments) will be deemed Additional Rent payable by Tenant pursuant to Section 5 and Section 6.

          (1) Property insurance insuring the Property and improvements and rental income insurance (i.e.: loss of rents insurance) for perils covered by the causes of loss - special form (all risk) and in addition coverage for flood, earthquake and boiler and machinery (if applicable). Such coverage (except for flood and earthquake) shall be written on a replacement cost basis equal to ninety percent (90%) of the full insurable replacement value of the foregoing and shall not cover Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises.

          (2) Commercial general liability insurance against any and all claims for bodily injury and property damage occurring in or about the Property or the land. Such insurance shall have the combined single limit of not less than One Million Dollars ($1,000,000) per occurrence per location with a Two Million Dollars ($2,000,000) aggregate limit.

          (3) Such other insurance as Landlord deems necessary and prudent, or as required by Landlord's beneficiaries or mortgages of any deed of trust or mortgage encumbering the Property.

     (B)  INSURANCE  BY  TENANT.

          Tenant shall, during the Lease Term, procure and keep in force the following insurance:

          (1) Commercial general liability insurance naming Landlord and Landlord's managing agent for the Property as additional insureds against any and all claims for bodily injury and property damage occurring in, or about the Premises arising out of Tenant's use and occupancy of the Premises. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with Two Million Dollars ($2,000,000) aggregate limit and excess umbrella liability insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations that it owns or leases the policy shall include an aggregate limit per location endorsement. Such liability insurance shall be primary and not contributing to any insurance available to Landlord and Landlord's insurance shall be in excess thereto. In no event shall the limits of such insurance be considered as limiting the liability of Tenant under this lease.

          (2) Personal property insurance insuring all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises for perils covered by the cause of loss - special form (all risk) and in addition, coverage for flood, earthquake and boiler and machinery (if applicable). Such insurance shall be written on a replacement cost basis in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the foregoing.

          (3) Worker's compensation insurance in accordance with statutory law and employers' liability insurance with a limit of not less than $100,000 per accident, $500,000 for a disease policy limit, and $100,000 for disease limit for each employee.

          (4) Business income (and extra expense) coverage (i.e.: business interruption insurance) insuring perils covered by the causes of loss-special form (all risk) and in addition, flood, earthquake and boiler and machinery (if applicable) for one hundred percent (100%) of the total of the budgeted net income of Tenant for twelve (12) months plus all extra expenses projected to be incurred by Tenant during the period of restoration of the Property or Premises.

          (5) Such other insurance as Landlord deems necessary and prudent, or as required by Landlord's beneficiaries or mortgages of any deed of trust or mortgage encumbering the Property.

          The policies required to be maintained by Tenant shall be issued by companies rated AX or better in the most current issue of Best's Insurance Reports. Insurers shall be licensed to do business in the state in

                                        8

          which the Property is located and domiciled in the USA. Any deductible amounts under any insurance policies required hereunder shall not exceed $1,000. Certificates of insurance (certified copies of the policies may be required) shall be delivered to Landlord prior to the Commencement Date an annually thereafter at least thirty (30) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Property, the Premises, and to Landlord as required by this Lease. Each policy of insurance shall provide notification to Landlord at least thirty (30) days prior to any cancellation or modification to reduce the insurance coverage. An amount equal to five percent (5%) of the monthly Rent shall be charged as Additional Rent for each month in which Tenant fails to deliver to Landlord a current certificate(s) evidencing that the insurance required pursuant to this section is being maintained.

          In the event Tenant does not purchase the insurance required by this Lease or keep the same in full force and effect, Landlord may, but shall not be obligated to purchase the required insurance and pay the premium. The Tenant shall repay to Landlord, as Additional Rent the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all reasonable expenses (including attorney's fee) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance.

     (C)  SUBROGATION.

          Landlord and Tenant mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property, to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This clause shall not apply in those cases where waiver of subrogation would cause either parties' insurance to be voided or otherwise made uncollectible.

10.     DAMAGES  OR  DESTRUCTIONl.

     If, prior to or during the Lease Term, or any extension thereof, the Property or the Premises shall be so damaged or destroyed by fire or other casualty so as to render them untenantable, or if the Property or Premises is materially destroyed or damaged to the extent that the restoration of such, in Landlord's sole opinion, is not economical or feasible, then Landlord, at its sole option, shall have the right to cancel and terminate this Lease. If not terminated, then Landlord shall repair and restore the Premises with all reasonable speed to substantially the same condition as immediately prior to such damage or destruction, and the Rent or a just and proportionate part thereof according to Tenant's ability to utilize the Premises in its damaged condition, shall be abated until the Premises shall have been repaired and restored by Landlord. "Untenantable" Premises shall be such as to not allow Tenant to transact and effectuate its operations in the ordinary course of business. In the event of such repair or restoration is not completed by Landlord within 270 days of such damage or destruction, Tenant shall have the right to terminate this Lease by written notice to Landlord to be given within 300 days of such damage or destruction.

11.     INDENIFICATION.

     Tenant shall indemnify, hold harmless, and defend Landlord (except for Landlord's gross negligence or willful misconduct) against all claims, losses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Property, if caused or contributed to by Tenant or Tenant's agents or invitees, or arising out of any occurrence in, upon or at the property or Premises, or on account of the use, condition, occupational safety or occupancy of the Property or Premises. It is the intent of the parties hereto that the indemnity contained in this section shall not be limited or barred by reason of any negligence on the part of Landlord or Landlord's agents, except as expressly provided herein. Such indemnification shall include and apply to attorney's fees, investigation costs, and other costs actually incurred by Landlord. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this section shall survive the expiration or termination of this Lease with respect to any damage, injury, death, breach or default occurring prior to such expiration or termination. This Lease is made on the express conditions that Landlord

                                        9

     shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, occupational safety or occupancy of the Property or Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or Tenant's agents, except as specifically provided in the following paragraph.

     Landlord shall indemnify, hold harmless, and defend tenant (except for Tenant's gross negligence willful misconduct) against all claims, losses or liabilities for injury or death to any person or for damages to or loss of use of any property arising out of (i) any accidents, damages or injuries to persons or property occurring in and about the common area of the Property exclusive of the Premises which result solely from the gross negligence or willful misconduct of Landlord; (ii) any accidents, damages or injuries to persons on property occurring in or about the Premises due to any gross negligence or willful misconduct of Landlord except to the extent such losses are covered and paid for by an insurance policy carried by Tenant. It is the intent of the parties hereto that the indemnity contained in this section shall not be limited or barred by reason of any negligence on the part of the Tenant, except as expressly provided herein. Such indemnification shall include and apply to reasonable attorney's fees, investigation costs, and other costs actually incurred by the Tenant. The provisions of this section shall survive the expiration or termination of this Lease with respect to any damage, injury, death, breach of default occurring prior to such expiration or termination.

12.     ASSIGNMENT  AND  SUBLETTING.

     (A) Tenant shall not assign, encumber, mortgage, pledge, license, hypothecate or otherwise transfer the Premises or this Lease, or sublease all or any part of the Premises, or permit the use or occupancy of the Premises by any party other than Tenant, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall be permitted to assign or sublet all or part of the Premises to a parent company, wholly owned subsidiary, or affiliated corporate entity which is wholly owned by the parent company which wholly owns Tenant, including subleases and assignments occurring due to a merger, without the prior consent of Landlord, provided Tenant gives Landlord at least thirty (30) days prior written notice of such assignment of subletting. As used herein, an "affiliate" of Tenant is an entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Tenant. The term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

     (B) Tenant must request Landlord's consent to an assignment or sublease in writing at least forty five (45) days prior to the commencement date of the proposed sublease or assignment, which request must include (a) the name and address of the proposed assignee or subtenant, (b) the nature and character of the business of the proposed assignee or subtenant, (c) financial information (including financial statements) of the proposed assignee or subtenant, and (d) a copy of the proposed sublet or assignment agreement, which must be in substance and form acceptable to Landlord. Tenant shall also provide any additional information Landlord reasonably requests regarding such proposed assignment or subletting. Within thirty (30) days after Landlord receives Tenant's request (with all required information included), Landlord shall have the option, in its reasonable discretion: (i) to grant its consent to such proposed assignment or subletting, or (ii) to deny its consent to such proposed assignment or subletting, or
          (iii) to terminate this Lease effective as of the commencement date of such proposed assignment, or, if a sublease, to terminate this Lease solely as to the portion proposed to be subleased.

     (C) Any subleases and/or assignments are also subject to all of the following terms and conditions:

          (1) If Landlord approves an assignment or sublease as herein provided, Tenant shall pay to Landlord as Additional Rent one-half (1/2) of the amount, if any, by which the rent, any additional rent and any other sums payable by the assignee or subtenant to Tenant under such assignment or sublease exceeds the total of the Rent plus any Additional Rent payable by Tenant hereunder which is allocable to the portion of the Premises which is the subject of such assignment or sublease. The foregoing payments shall be make on not less than a monthly bases by Tenant and shall be net of all reasonable expenses incurred by Tenant and approved by Landlord in its reasonable discretion.

                                       10

          (2) No consent to any assignment or sublease shall constitute a further waiver of the provisions of this section, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. In no event shall any consent by Landlord be construed to permit reassignment or resubletting by a permitted assignee or sublessee.

          (3) Tenant shall remain liable for all Lease obligations, and, without limitation, the Guaranty to Lease (if any) shall be unaffected by such sublessee and assignment, and shall remain in full force and effect for all purposes. An assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

          (4) Any assignment or sublease without Landlord's prior written consent in accordance with this Paragraph 12 shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

          (5) The term of any such assignment or sublease shall not extend beyond the Lease Term.

          (6) Tenant shall pay to Landlord a Five Hundred and no/100 Dollars ($500.00) processing fee, which shall accompany any proposed assignment or sublease delivered by Tenant to Landlord, and which processing fee shall be in addition to Landlord's reasonable attorneys fees and out-of-pocket expenses incurred in connection with Landlord's review of such sublease or assignment (if any), which shall also be reimbursed by Tenant.

     (D) The following events shall constitute an "Assignment" which is subject to the terms of this section and for which Landlord's prior written consent is required: (i) if Tenant is a corporation and any part or all of Tenant's shares of stock, or the shares of stock or other ownership interests of any corporation or other entity owning shares of Tenant's stock, shall in any one or more instances be issued, or transferred by sale, assignment, conveyance, operation of law
          (including, but not limited to, transfer as a result of or in conjunction with any merger, reorganization or recapitalization) or other disposition, or otherwise changed, so as to result in less than eighty percent (80%) of such shares, or other ownership interests, or less than eighty percent (80%) of any class of such shares or other ownership interests, being owned by the present (i.e., as of the date hereof) owners thereof; (ii) if Tenant is a partnership and any general partnership interest(s), or the stock or other ownership interests of any corporation or other entity owning any such general partnership interests(s), in the partnership shall in any one or more instances be issued, or transferred by sale, assignment, conveyance, operation of law (including, but not limited to, transfer as a result of or in conjunction with any merger, reorganization or recapitalization) or other disposition, or otherwise changed, so as to result in less than eight percent (80%) of such general partnership interests(s), stock (or any class of such stock) or other ownership interests being owned by the present (i.e., as of the date hereof) owners thereof; and (iii) if Tenant is a limited liability company or any other type of entity, and any interests(s) of any member or other equity owner, or the ownership interests of any entity owning any membership interest(s) or other equity interest in the Tenant, shall in any one or more instances be issued, or transferred by sale, assignment, conveyance, operation of law (including, but not limited to, transfer as a result of or in conjunction with any merger, reorganization or recapitalization) or other disposition, or otherwise changed, so as to result in less than eighty percent (80%) of such membership interests or other such equity and/or ownership interests being owned by the present (i.e., as of the date hereof) owners thereof. Notwithstanding the foregoing, however, it shall not constitute and assignment hereunder if Tenant's shares of stock are publicly tradef on a nationally recognized stock exchange.

13.     CARE  OF  PREMISES.

     Tenant covenants and agrees that during the Lease Term it will keep the Premises and every part thereof in good order, condition and repair and that it will in all respects and at all times duly comply with all applicable laws, and all covenants, conditions and restrictions applicable to the Premises.

14.     ALTERATION  BY  TENANT.

                                       11

     (A) Tenant is hereby given the right, at its sole cost and expense, at any time during the Lease Term, to make non-structural alterations or improvements to the interior of the Premises which Tenant deems necessary or desirable for its purposes; provided, however, that no alterations or improvements costing more than $10,000 shall be made without the prior written approval of Landlord (at no cost to Tenant), which written approval shall not be unreasonably withheld, conditioned or delayed. Landlord's approval of any plans, specifications or work drawings shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency or compliance with any laws, rules and regulations of governmental agencies or authorities.

     (B) All work herein permitted shall be done and completed by the Tenant in a good and workmanlike manner and in compliance with all requirements of law and of governmental rules and regulations. Tenant agrees to indemnify the Landlord against all mechanics' or other liens arising out of any of such work, and also against any and all claims for damages or injury which may occur during the course of any such work. The Landlord agrees to join with the Tenant in applying for all permits necessary to be secured from governmental authorities and to promptly execute such consents as such authorities may require in connection with any of the foregoing work.

     (C) Upon written notice to Tenant within ninety (90) days after expiration of the Lease Term, Landlord may require that Tenant remove, at Tenant's sole cost and expense, any or all alterations, improvements or additions to the Premises as to which Landlord did not consent in writing or to which Landlord consented conditional upon removal at the end of the Lease Term, and restore the Premises to the condition in which they exited on the Suite #210 Commencement Date or the Suite #250 Commencement Date, as the case may be. Unless Landlord requires their removal, all alterations, additions and improvements which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises. Tenant shall also repair any damage to the Premises caused by the installation or removal of Tenant's trade fixtures, furnishings and equipment, or any alterations or other improvements made to the Premises by Tenant.

15.     CONDEMNATION.

     (A) If the Premises shall be wholly taken by exercise of right of eminent domain, then this Lease shall terminate from the day the possession of the whole of the Premises shall be required under the exercise of such power of eminent domain. Any award for the taking of all or part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of the Landlord. Tenant reserves such separate rights as it may have against the condemning authority to claim damages for loss of its trade fixtures and the cost of removal and relocation expense, provided such Tenant rights do not, in any way, diminish the award to which Landlord would otherwise be entitled or reduce the amounts payable to Landlord pursuant to this subsection.

     (B) If such part of the Property in which the Premises is located shall be condemned so as to substantially and materially hamper the operation of Tenant's business in Landlord's reasonable discretion, then the Rent payable hereunder shall be reduced in the proportion that the remaining area of the Premises bears to the original area of the Premises.

16.     SUBORDINATION.

     This Lease is and shall at all times be and remain subject and subordinate to the lien of any present or future mortgage (and to any and all advances made thereunder) upon the Property or Premises, unless Landlord requires this Lease to be superior to any such mortgage. Tenant shall execute and return to Landlord any and all documentation required by Landlord to evidence the subordination (or superiority) of this Lease to any such mortgage. If Tenant does not provide Landlord with such documentation within five (5) days after Landlord's written request. Tenant hereby grants unto Landlord its power-of-attorney to execute such subordination documents as Tenant's duly authorized and empowered attorney-in-fact. In the event of subordination of this Lease. Landlord will use commercially reasonable efforts to attempt to obtain from the holder of any such mortgage, a written nondisturbance agreement to the effect that (A) in the event of a foreclosure or other action taken under the mortgage by the holder thereof, this Lease and the rights of Tenant hereunder shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default hereunder, and (B) such holder will agree that in event it shall be in possession of the Premises.

                                       12

     that so long as Tenant shall observe and perform all of the obligations of Tenant to be performed pursuant to this Lease, such Mortgagee will perform all obligations of Landlord required to be performed under this Lease. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage made by the Landlord covering the Premises, Tenant shall attorn to the purchaser at any such foreclosure, or to the grantee of a deed in lieu of foreclosure, and recognize such purchaser or grantee as the Landlord under this Lease. Tenant hereby agrees that no mortgagee or its successor shall be (i) bound by any payment of Rent or Additional Rent for more than one (1) month in advance, (ii) bound by any amendment or modification of this Lease made without the consent of Landlord's mortgagee or its successor, (iii) liable for damages for any breach, act or omission of any prior landlord, (iv) bound to effect or pay for any construction for Tenant's occupancy, or (v) subject to any claim of offset or defenses that Tenant may have against any prior landlord. The word "mortgage" as used herein includes mortgages, deeds of trust and any sale-leaseback transactions, or other similar instruments, and modifications, extensions, renewals, and replacements thereof, and any and all advances thereunder.

17.     ACCESS  TO  PREMISES.

     Landlord and its authorized agents shall have free access to the Premises upon reasonable prior notice (except in the event of an emergency) at any and all reasonable times to inspect the same, to make any repair or alteration to the Premises, to place and maintain a "For Rent" sign thereon at any time within three (3) months prior to expiration of the Lease Term and/or termination of this Lease and to exhibit and show the Premises to prospective tenants during such time period, and for other purposes pertaining to the rights of the Landlord.

18.     RULES  AND  REGULATIONS.

     Tenant agrees to comply with all current and future rules and regulations promulgated by Landlord concerning the Property and the Premises, which Landlord shall enforce in a uniform manner. The existing rules and regulations, which may be amended or changed by Landlord in its sole discretion, are set forth in Exhibit D attached hereto and made a part hereof by reference. Landlord shall provide Tenant with copies of all amendments to the rules and regulations, which shall be enforced in a uniform manner.

19.     COVENANTS  OF  RIGHTS  TO  LEASE.

     Landlord covenants that it has good and sufficient authority to enter into this Lease and that Landlord alone has the right to lease the Premises for the Lease Term. Landlord further covenants that upon Tenant performing the terms and obligations of Tenant under this Lease. Tenant will have quiet enjoyment of the Premises throughout the Lease Term and any renewal or extension thereof, subject to the terms of this lease.

20.     MECHANICS  LIENS.

     Neither Tenant nor anyone claiming by, through, or under Tenant or this Lease, shall have the right to file or place any mechanics lien or other lien of any kind or character whatsoever upon the Property or Premises or upon any improvement thereon, or upon the leasehold interest of Tenant therein. Notice is hereby given that no contractor, subcontractor, or anyone else who may furnish any material, service or labor for any Property improvements, alteration, repairs or any part thereof, shall at any time be or become entitled to any lien thereon. For the further security of Landlord, Tenant covenants and agrees to give actual notice thereof in advance to any and all contractors and subcontractors who may furnish or agree to furnish any such material, service or labor. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond reasonably acceptable to Landlord within forty five (45) days after earlier of imposition of the lien or written request by Landlord. If Tenant fails to remove any lien within the forty five (45) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including attorney fees and costs, shall be deemed Additional Rent.

21.     EXPIRATION  OF  LEASE  AND  SURRENDER  OF  POSSESSION.

     (A) Holding Over. Tenant will, at the expiration or termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Premises to Landlord in the condition required under this Lease. If Tenant retains possession of the Premises or any part thereof after such expiration or termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one

                                       13

          of (i) renewal of this Lease for one year, and from year to year thereafter, or (ii) creation of a month-to-month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly Rent (or daily Rent under (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as Additional Rent, be equal to 150% the sum of Rent plus Additional Rent owed monthly to Landlord under this Lease immediately prior to such expiration or termination (prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the Rent in the preceding sentence. Tenant shall also pay to Landlord as Additional Rent all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this section shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any Rent or any other act in apparent affirmance of the tenancy operate as a waiver of Landlord's right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     (B) Subject to Section 14, upon the expiration of this Lease, by lapse of time or otherwise, any and all buildings, improvements or additions erected on the Property or Premises by Tenant shall, at the option of Landlord, be and become the property of the Landlord without any payment therefor and Tenant shall, at the option of Landlord, surrender said Premises, together with all buildings, improvements or additions thereon, whether erected by Tenant or Landlord, ordinary wear and tear excepted, in the same condition as on the Suite #210 Commencement Date of the Suite #250 Commencement Date, as the case may be.

     (C) Tenant may install adequate equipment, fixtures and machinery for the operation of its business and upon the expiration or termination of this Lease by lapse of time or otherwise, provided all Rents and other amounts that may be due and owing to Landlord have been paid and the provisions of this Lease complied with, Tenant shall remove such equipment, fixtures and machinery installed by it at Tenant's sole cost. Upon removal of such equipment, fixtures and machinery, Tenant shall repair any damage to the Property or Premises caused by such removal or installation at Tenant's sole cost, to the same condition as on the Suite #210 Commencement Date or the Suite #250 Commencement Date as the case may be.

22.     DEFAULT-REMEDIES.

     (A) The occurrence of one or more of the following events shall constitute a material default and breach of this Lease by Tenant ("Event of Default"):

          (1) Failure by Tenant to make payment of any Rent, Additional Rent, or any other payment required to be made by Tenant hereunder, as and when due, and such a failure shall continue for a period of five (5) days after written notice from Landlord (which notice shall not be required to be given more than two (2) times in a calendar year);

          (2) The making by Tenant (or any guarantor) of any assignment or arrangement for the benefit of creditors;

          (3) The filing by Tenant (or any guarantor) of a petition in bankruptcy or for any other relief under Title 11 of the United States Code ("Bankruptcy Code"), or the insolvency laws of any state, or any other applicable statute ("Insolvency Laws");

          (4) The levying of an attachment, execution of other judicial seizure upon the Tenant's property in or interest under this Lease, which is not satisfied or released or the enforcement thereof superseded by an appropriate proceeding within sixty (60) days thereafter;

          (5) The filing of an involuntary petition in bankruptcy or for reorganization or arrangement under the Bankruptcy Code or Insolvency Laws against Tenant (or any guarantor) and such involuntary petition is not withdrawn, dismissed, or discharged within sixty (60) days from the filing thereof.

                                       14

          (6) The appointment of a receiver or trustee to take possession of the property of Tenant (or any guarantor) or of Tenant's (or any guarantor's) business or assets and the order or decree appointing such receiver or trustee shall have remained in force undischarged for thirty (30) days after the entry of such order or decree;

          (7) The vacating or abandonment of the Premises, provided a vacation of the Premises shall not constitute an Event of Default so long as Landlord receives thirty (30) days prior written notice of such vacation, Tenant continues to keep the Premises safe and secure, to pay all Rent and other amounts due under this Lease and to maintain the Premises as required hereunder;

          (8) The failure by Tenant to furnish to Landlord any statement required herein within ten (10) days after its due date;

          (9)  The  failure by Tenant to maintain any insurance required herein;

          (10) An assignment, subletting, pledge mortgage, or other transfer of this Lease or the Premises by Tenant, or any transfer of any interest in the Tenant in violation of Section 12 of this Lease;

          (11) The failure by Tenant to perform or observe any other term, covenant, agreement or condition to be performed or kept by the Tenant under the terms, conditions, or provisions of this Lease within ten (10) days of written notice from Landlord of Tenant's failure to perform or observe such obligation; provided that, for any failure which is not willful and which cannot reasonably be cured within said ten (10) day period, the cure period therefore shall be extended for such time as is reasonably necessary to effect a cure of such failure (but in no event beyond sixty (60) days after delivery of notice of such failure), on the conditions that Tenant immediately commences and diligently pursues such cure to completion, and that, promptly upon determining that the aforesaid ten (10) day cure period is inadequate, Tenant shall deliver notice to Landlord of the steps being taken to cure such default and the amount of time reasonably estimated by Tenant to effect such cure; and provided further that no notice under this
               Section 22 shall be required to be given for any default set forth elsewhere in this Lease pursuant to which no notice or a different form or time for notice is provided. Notwithstanding anything herein contained, the occurrence of any violation of the conditions, covenants, duties and/or obligations of Tenant herein contained, or any failure or neglect by Tenant to observe or perform any of said conditions, covenants duties or obligations, which (A) by its nature cannot be cured (or cannot be cured within the aforesaid sixty (60) day period), (B) constitutes a hazard to the health and/or safety of any occupant of or visitor to the Property (C) has caused the insurer of any policy of insurance on the Property to issue a notice of cancellation of such policy or (D) subjects Landlord to the risk of civil or criminal liability, fine, penalty or prosecution, as reasonably determined by Landlord, then the occurrence of such violation, failure or neglect shall, without demand or notice or cure period, be deemed an Event of Default; and

          (12) An occurrence of any of the foregoing Events of Default with respect to any guarantor of this Lease, or if any guarantor fails to perform or observe any term, covenant or condition of its guaranty of this Lease.

     (B) If an Event of Default shall have occurred, Landlord shall have (in addition to all other rights and remedies provided by law or otherwise provided by this Lease) the right, at the option of the Landlord, then or at any time thereafter while such Event of Default shall continue, to elect any one or more of the following:

          (1) To continue this Lease in full force and effect (so long as Landlord does not terminate this Lease), and Landlord shall have the right to collect Rent, Additional Rent and other charges when due for the remainder of the Lease Term; and/or

          (2) To cure such default or defaults at its own expense and without prejudice to any other remedies which it might otherwise have; and any payment made or expenses incurred by Landlord in curing such default with interest thereon at the Default Rate (as hereinafter defined) to be and become

                                       15

               Additional Rent to be paid by Tenant with the next installment of Rent falling due thereafter; and/or

          (3) To re-enter the Premises, without notice, and dispossess Tenant and anyone claiming through or under Tenant by summary proceedings or otherwise, and remove their effects, and take complete possession of the Premises and either (a) declare this Lease terminated and the Lease Term ended, or (b) elect to continue this Lease in full force and effect, but with the right at any time thereafter to declare this Lease terminated and the Lease Term ended. In such re-entry, Landlord may, with or without process of law, remove all persons from the Premises, and Tenant hereby covenants in such event, for itself and all others occupying the Premises under Tenant, to peacefully yield up and surrender the Premises to Landlord. If Landlord elects to terminate this Lease and/or elects to terminate Tenant's right of possession, every obligation of Landlord contained in this Lease shall cease without prejudice to Tenant's Liability for all Rent, Additional Rent, and other sums owed by Tenant herein.

          Should Landlord declare this Lease terminated and the Lease Term ended (pursuant to Section 22(B)(3)(a) above), the Landlord shall be entitled to recover from Tenant the Rent, Additional Rent, and all other sums due and owing by Tenant to the date of termination, plus the costs of curing all Tenant's defaults existing at or prior to the date of termination, plus the costs of recovering possession of the Premises, plus the costs of reletting the Premises including, but not limited to repairs to the Premises, costs to prepare and refinish the Premises for reletting, leasing commissions, rental concessions, and legal fees and costs, plus other actual or consequential damages suffered or incurred by Landlord due to all Events of Default (including without limitation, late fees or other charges incurred by Landlord under any mortgage), plus the deficiency, if any, between Tenant's Rent and Additional Rent for the balance of the Lease Term and the rent obtained by Landlord under another lease for the Premises for the balance of the Lease Term remaining under this Lease on the date of termination.

          Should Landlord elect to continue this Lease (pursuant to Section 22(B)(3)(b) above), Landlord shall be entitled to recover from Tenant the Rent, Additional Rent and all other sums due and owing by Tenant up to the date of dispossession, plus the costs of curing all Events of Default existing at or prior to the date of dispossession, plus the Rent, Additional Rent and all other sums owed by Tenant on a continuing basis as said amounts accrue to the end of the Lease Term, less the rental which Landlord receives during such period, if any, from others to whom the Premises may be relet, plus the cost of recovering possession of the Premises, plus the costs of reletting including, but not limited to repairs to the Premises, costs to prepare and refinish the Premises for reletting, leasing commissions, rental concessions, and legal fees and costs. Any suit brought by Landlord to enforce collection of such deficiency for any one month shall not prejudice Landlord's right to enforce the collection of any deficiency for any subsequent month in subsequent separate actions, or Landlord may defer initiating any such suit until after the expiration of the Lease Term ( in which event such deferral shall not be construed as a waiver of Landlord's rights as set forth herein and Landlord's cause of action shall be deemed not to have accrued until the expiration of the Lease Term), and it being further understood that if Landlord elects to bring suits from time to time prior to reletting the Premises, Landlord shall be entitled to its full damages through the date of the award of damages without regard to any rent, additional rent or other sums that are or may be projected to be received by Landlord upon a subsequent reletting of the Premises. In the event that Landlord relets the Premises together with other premises or for a term extending beyond the scheduled expiration of the Lease Term, it is understood that Tenant will not be entitled to apply against Landlord's damages any rent, additional rent or other sums generated or projected to be generated by either such other premises or the period extending beyond the scheduled expiration of the Lease Term. Landlord shall use commercially reasonable efforts to relet and rent the Premises with or without advertising for the remainder of the Lease Term, or for such longer or shorter period as Landlord shall deem advisable.

          In lieu of the amounts recoverable by Landlord pursuant to the two immediately preceding paragraphs but in addition to other remedies and amounts otherwise recoverable by Landlord in this Lease, Landlord may, at its sole election, (i) terminate this Lease, (ii) collect all Rent, Additional Rent, and other sums due and owing by Tenant up to the date of termination, and (iii) accelerate and collect Rent, Additional Rent and all other sums required to be paid by Tenant through the remainder of the Lease Term ("Accelerate Rent"), which Accelerated Rent shall be discounted to present value using an

                                       16

          interest rate equal to five percent (5.0%) per annum ("Present Value Accelerated Rent"). Landlord shall use commercially reasonable efforts to relet and rent the Premises with or without advertising for the remainder of the Lease Term, or for such longer or shorter period as Landlord shall deem advisable. In the event Landlord is successful in reletting the Premises for any part of the remainder of the Lease Term, and provided Tenant has paid to Landlord all sums required to be paid by Tenant pursuant to this paragraph, Landlord shall forward to Tenant the rent associated with such reletting ("Reletting Rent") as and when the Reletting Rent is collected by Landlord. Notwithstanding the previous sentence, Landlord shall forward to Tenant any Reletting Rent only (i) after Landlord has first been reimbursed from the Reletting Rent for any and all costs associated with such reletting including, but not limited to repairs to the Premises, costs to prepare and refinish the Premises for reletting, leasing commissions, rental concessions, and legal fees; and (ii) until the earlier of (a) the last day of the Lease Term, or (b) the point in time Tenant has been reimbursed, in the aggregate, an amount equivalent to the Present Value Accelerated Rent actually paid to Landlord pursuant to this paragraph. In no event shall Landlord be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet all or any portion of the Premises or to collect any rent due upon such reletting.

     (C) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby specifically waive and surrender any and all rights and privileges, so far as is permitted by law, which Tenant and all such persons might otherwise have under any present or future law (1) to the service of any notice to quit or of Landlord's intention to re-enter or to institute legal proceedings, which notice may otherwise be required to be given, (2) to redeem the Premises, (3) to re-enter or repossess the Premises, (4) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court or judge, or any re-entry by Landlord, or any expiration or termination shall be by operation of law or pursuant to the provisions of this Lease, or (5) which exempts property from liability for debt or for distress for rent. Tenant hereby consents to the exercise of personal jurisdiction over it by any federal or local court in the jurisdiction in which the Premises is located.

23.     RE-ENTRY  BY  LANDLORD

     No re-entry by Landlord or any action brought by Landlord to remove Tenant from the Premises shall operate to terminate this Lease unless Landlord shall have given written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. No right or remedy granted to Landlord herein is intended to be exclusive of any other right or remedy, and each and every right and remedy herein provided shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing in law or equity or by statute. In the event of termination of this Lease. Tenant waives any and all rights to redeem the Premises either given by any statute now or herein enacted.

24.     ADDITIONAL  RIGHTS  TO  LANDLORD.

     (A) In addition to any and all other remedies, Landlord may restrain any threatened breach of any covenant, condition or agreement herein contained, but the mention herein of any particular remedy or right shall not preclude the Landlord from any other remedy or right it may have either at law or equity, or by virtue of some other provision of this Lease; nor shall the consent to one act, which would otherwise be a violation or waiver of or redress for one violation either of covenant, promise agreement undertaking or condition, prevent a subsequent act which would originally have constituted a violation from having all the force and effect of any original violation.

     (B) Receipt by Landlord or Rent or other payments from the Tenant shall not be deemed to operate as a waiver of any rights of the Landlord to enforce payment of any Rent, Additional Rent, or other payments previously due or which may thereafter become due, or of any rights of the Landlord to terminate this Lease or to exercise any remedy or right which otherwise might be available to the Landlord, the right of Landlord to declare a forfeiture for each and every breach of this Lease is a continuing one for the life of this Lease.

                                       17

25.     SUCCESSORS,  ASSIGNS  AND  LIABILITY.

     The terms, covenants, conditions and agreements herein contained and as the same may from time to time hereafter be supplemented, modified or amended, shall apply to, bind, and inure to the benefit of the parties hereto and their legal representatives, successors and assigns, respectively, subject to Section 12 hereof. In the event either party now or hereafter shall consist of more than one person, firm or corporation, then and in such event all such person, firms and/or corporations shall be jointly and severally liable as parties hereunder.

26.     NOTICES.

     All notices and demands required to be given to either party hereunder shall be in writing and shall be deemed to have been given when sent by certified United States mail, postage prepaid, return receipt requested, or by personal delivery, or by a nationally recognized overnight delivery service, delivery prepaid, addressed to the party to whom directed at the address set forth below or at such other address as may be from time to time designated in writing by the party changing the address.

Landlord                                            Tenant
--------                                            ------

Reston  Plaza  I  &  II,  L.L.C.                    Talk.Com,  Inc.
801  Grand  Avenue                                  12020 Sunrise Valley  Drive
Des  Moines,  Iowa  50392-1360                      Reston,  Virginia  20191
Attn:  Commercial  Real Estate Equities             Attn: Bill McGrath,
                                                          Senior VP

With  a  copy  to:

Reston  Plaza  I  &  II,  L.L.C.                    Talk.Com,  Inc.
c/o  Trammell  Crow  Company                        6805  Route  202
14595  Avion  Parkway,  Suite  100                  New  Hope,  Pennsylvania
Chantilly,  Virginia  22021                         Attn:  Legal  Department
Attn:  Property  Manager
                                                    And

                                                    Arnold  &  Porter
                                                    555  12th  Street,  NW
                                                    Washington,  D.C.  20004
                                                    Attn:  Jennifer S. Perkins,
                                                           Esquire

27.     MORTGAGEE'S  APPROVAL.

     If Landlord's mortgagee shall require modifications of the terms and provisions of this Lease, Tenant agrees to execute and deliver to Landlord the agreements reasonably required to effect such Lease modification within thirty (30) days after Landlord's request therefor. In no event, however, shall Tenant be required to agree to materially modify any provision of this Lease relating to the amount of Rent, Additional Rent or other charges reserved herein, the size and/or general location of the Premises, or the Lease Term.

28.     ESTOPPEL  CERTIFICATES.

     At any time following ten (10) days written notice from Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord or any proposed mortgagee or purchaser a statement in writing, in form satisfactory to Landlord, certifying whether this Lease is in full force and effect and, if it is in full force and effect, what modifications have been made to this Lease to the date of the certification and whether or not any defaults or offsets exist with respect to this Lease and, if there are, what they are claimed to be and setting forth dates to which Rent or other charges have been paid in advance, if any, and stating whether or not Landlord is in default and, if so, specifying what the default may be. The failure of Tenant to execute, acknowledge, and deliver to Landlord a statement as above shall constitute an acknowledgment by Tenant that this Lease is unmodified and in full force and effect and that the Rent and other charges have been duly and fully paid to and including the respective due dates immediately preceding the date of Landlord's notice to Tenant and shall constitute as to any person, a waiver of any defaults which may exist prior to such notice.

                                       18

29.     DEFAULT  RATE  OF  INTEREST.

     All amounts owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the date due until paid at eighteen percent (18%) per annum, unless a lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged ("Default Rate").

30.     EXCULPATORY  PROVISIONS.

     It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings, indemnities and agreements herein made on the part of Landlord while in form purporting to be the representations, warranties, covenants, undertakings, indemnities and agreements of Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, indemnities and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's (and its successors in interest) interest in the Premises to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by Landlord, Tenant shall look solely to the interests of Landlord in the Premises. Landlord shall not have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained. All such personal liability of Landlord, if any, is expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

31.     MORTGAGE  PROTECTION.

     Tenant agrees to give any holder of any first mortgage or first trust deed in the nature of a mortgage (both hereinafter referred to as a "First Mortgage") against the Property, or any interest therein, by registered or certified mail, a copy of any notice or claim of default served upon Landlord by Tenant, provided that prior to such notice, Tenant has been notified in writing of the address of such First Mortgage holder. Tenant further agrees that if Landlord shall have failed to cure any such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the holder of the First Mortgage shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of the First Mortgage has commenced with such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, including the time necessary to obtain possession if possession is necessary to cure or correct such default.

32.     RECIPROCAL  COVENANT  ON  NOTIFICATION  OF  ADA  VIOLATIONS.

     Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the Property or the Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Property or the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Property or the Premises.

33.     LAWS  THAT  GOVERN.

     The terms and conditions of this Lease shall be governed by the laws of the Commonwealth of Virginia.

34.     FINANCIAL  STATEMENTS.

     Within ten (10) business days of Landlord's request, Tenant shall deliver to Landlord the current financial statements of Tenant, and financial statements for the two (2) years prior to the current year (which request shall not be made more than two times per calendar year provided no Event of Default has occurred hereunder). The financial statements shall include a balance sheet, profit and loss statement, and statement of cash flows for each year, accompanied by an opinion from a certified public accountant certifying that the

                                       19

     financial statements are prepared in accordance with generally accepted accounting principles consistently applied.

35.     PARKING.

     Tenant shall have the right, throughout the Lease Term, to use free of charge 3.6 non-reserved parking spaces per 1,000 rentable square feet of the Premises in the surface parking lot comprising part of the Property, in common with other tenants of the Property, upon such terms and conditions as established by Landlord. Tenant shall also have the right to use a total of four (4) additional non-reserved spaces in the surface parking lot comprising part of the Property in common with other tenants of the Property, upon such terms and conditions as established by Landlord, at no additional charge to Tenant. Tenant agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right in its absolute and sole discretion to determine whether the parking facilities are properly used or are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking area and modify the existing ingress and egress from the parking area as Landlord shall deem appropriate.

36.     SIGNAGE.

     Tenant shall not place any sign on the Property or the Premises without Landlord's prior written consent. Landlord agrees to provide Tenant with building standard signage on the directory board in the lobby of the building on the Property and at the entrance to the Premises.

37.     RECORDATION.

     Except to the extent required by law, Tenant shall not record this Lease among or in any public records.

38.     FORCE  MAJEURE.

     This Lease and the obligations of a party hereunder shall not be affected or impaired because such party is unable to fulfill any of its obligations hereunder or is delayed in doing so, to the extent such inability or delay is caused by reason of war, civil unrest, strike, labor troubles, unusually inclement weather, governmental delays, inability to procure services or materials despite reasonable efforts, third party delays, acts of God, or any other causes(s) beyond the reasonable control of the landlord (which causes are referred to collectively herein as "Force Majeure"). Any time specified obligation of a party in this Lease shall be extended one day for each day of delay suffered by Landlord as a result of the occurrence of any Force Majeure.

39.     [INTENTIALLY  OMITTED.]

40.     BROKERS.

     Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Julien J. Studley, Inc. and Trammell Crow Real Estate Services, Inc. in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including reasonable attorneys fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenanat in the Property or Premises or claiming to have caused Tenant to enter into this Lease.

41.     CONFIDENTIALITY.

Tenant agrees that this Lease is confidential and Tenant shall not, without Landlord's prior written consent, disclose the contents of this Lease to any third party, except Tenant's brokers, lawyers, architects, engineers,

                                       20

     and other consultants engaged in connection with this Lease transaction. Except in the normal course of business, Landlord shall not disclose the contents of this Lease to the general public without Tenant's prior written consent, which shall not be unreasonable withheld, conditioned or delayed.

42.     LEASE/DEED  OF  LEASE.

     To the extent required under applicable law to make this Lease legally effective, this Lease shall constitute a deed of lease executed under seal.

43.     MISCELLANEOUS

     (A) In the event that Tenant desires to store or maintain the type or character of goods or materials in the Premises which cause an increase in insurance premiums, Tenant shall first obtain the written consent of Landlord and Tenant shall reimburse Landlord for any increase in premiums caused thereby.

     (B) Unless the context clearly denotes the contrary, the words "Rent" and "Additional Rent" as used in this Lease not only includes cash rental for the Premises, but also all other payments and obligations to pay assumed by the Tenant, whether such obligations to pay run to the Landlord or to other parties.

     (C) In any litigation between the parties arising out of this Lease, or in connection with any consultations with counsel and other actions taken or notices delivered in relation to a default by any party to this Lease, the non-prevailing party shall pay to the prevailing party all reasonable expenses and costs including attorneys' fees incurred by the prevailing party in connection with the default and/or litigations, as the case may be (including fees and costs in preparation for and at trial, and on appeal, if applicable) ("Legal Costs"). The Legal Costs shall be payable on demand, and, if the prevailing party is Landlord, the Legal Costs shall be deemed
          Additional Rent, subject to all of Landlord's rights and remedies provided herein.

     (D) It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises or any claim of injury or damage and any emergency statutory or any other statutory remedy. If Landlord commences any summary proceeding for nonpayment of Rent or Additional Rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

     (E) If any term or provision of this Lease is declared invalid or unenforceable, the remainder of this Lease shall not be affected by such determination and shall continue to be valid and enforceable.

     (F) The parties executing this Lease warrant that this agreement is being executed with full corporate authority and that the officers whose signatures appear hereon are duly authorized and empowered to make and execute this Lease in the name of the corporation by appropriate and legal resolution of its Board of Directors.

     (G) This Lease contains the entire agreement between the parties hereto. No representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect, and all reliance by Tenant with respect to any representations, inducements, promises or agreements is based solely on those contained in this Lease. Any modification to this Lease must be in writing and duly executed by the parties hereto.

                                       21

IN WITNESS WHEREOF, Landlord and Tenant have executed this Deed of Lease under seal on this 28th day of April, 2000.

                                        LANDLORD:

                                        RESTON PLAZA 1 & 11, LLC, a Delaware limited liability company, its authorized member

                                        By:  Principal  Office Investors, LLC, a
                                             Delaware limited liability company,

                                            By:  PRINCPAL  REAL  ESTATE
                                                 INVESTORS, LLC, a Delaware
                                                 limited liability company,
                                                 it's authorized signatory

                                            By:  /s/ L.S. Valentine
                                            Its: Counsel

                                            By:  /s/ John H. Bunz
                                            Its: Counsel


                                        TENANT:

                                        TALK.COM,  INC.  a  Delaware corporation

                                        By:  /s/ William McGrath
                                        Its: SVP HR and Administration


                                       22


                                    EXHIBIT A

                                    PREMISES

                                    EXHIBIT B

                                TO LEASE BETWEEN

                       RESTON PLAZA I&II, LLC ("LANDLORD")
                                       AND
                            TALK.COM, INC. ("TENANT")

                               TENANT IMPROVEMENTS
                               -------------------

1. Landlord shall deliver, and Tenant shall accept, the Premises in "as is" condition.

2. Tenant shall be solely responsible for the purchase, construction and installation of any and all leasehold improvements to the Premises (hereinafter, "Tenant's Work"), in accordance with this Exhibit B. Subject to payment of the Tenant Improvement Allowance (as defined below), Tenant's Work shall be performed at Tenant's sole expense. Tenant shall use reasonable efforts to complete Tenant's Work promptly and without unnecessary delay.

3. As of the date of this Lease, Tenant plans only to paint and carpet the Premises. Tenant shall not make any improvements to the Premises other than paint and carpet unless Landlord has received and reviewed plans for such additional improvements, which approval shall not be unreasonably withheld, conditioned or delayed. If requested by Landlord in connection with such additional improvements. Landlord and Tenant shall enter into a work letter agreement in form and substance acceptable to both parties.

4. Landlord shall pay to Tenant an allowance (the "Tenant Improvement Allowance") equal to Thirty One Thousand Two Hundred Sixty Two and 25/100 Dollars ($31,262.25) (which is calculated as Three and 65/100 Dollars ($3.65) per rentable square foot of the Premises), and Tenant agrees that the Tenant Improvement Allowance shall be applied solely to pay costs of Tenant's Work in the Premises and permitted tenant improvement costs under the Lease. Such allowance shall be paid to Tenant upon receipt and approval by Landlord of invoices for labor and materials evidencing the Tenant Work. Notwithstanding anything to the contrary in this Lease. Tenant agrees that at least $1.00 of each $3.65 of the Tenant Improvement Allowance shall be spent on "direct" tenant improvements (i.e. paint and carpeting of the Premises) and that not more than $2.65 of each $3.65 of the Tenant Improvement Allowance shall be spent on "indirect" tenant improvements costs (i.e. furniture, fixtures and equipment for the Premises).

5. Tenant agrees that all Tenant's Work will be performed in a good and workmanlike manner, and that Tenant shall cause its contractors to use reasonable and diligent efforts not to interfere with ongoing operations in the Premises and building. Tenant's contractor(s) shall be adequately insured. Without limiting the foregoing, Tenant agrees to cause its contractor to use reasonable and diligent efforts to minimize excess noise and to keep all work areas reasonably clean and free of trash and debris.

                                    EXHIBIT C

                        DECLARATION OF LEASE COMMENCEMENT

     THIS DECLARATION is attached to and made a part of that sertain Lease dated the ___ day of ________, 2000 ("Lease") by and between RESTON PLAZA I & II, LLC ("Landlord") and TALK.COM, INC. ("Tenant").

     Landlord and Tenant are parties to the Lease. All capitalized terms used herein shall have the same meaning as was ascribed to such terms in the Lease, unless otherwise indicated.

     Landlord and Tenant do hereby declare that (a) the Suite #210 Commencement Date is hereby established to be ____, ___; (b) the Suite #250 Commencement Date is hereby established to be ____, ___ and (c) the Lease Term shall expire on ______, ____ unless the Lease is earlier terminated as may be provided therein. The Lease is in full force and effect as of the date hereof, and Landlord had fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior ro such date.

     IN WITNESS WHEREOF Landlord and Tenant have excuted this Declaration under seal on this ____day of ______, 2000.

                                        LANDLORD:

                                        RESTON PLAZA 1 & 11, LLC, a Delaware limited liability company, its authorized member

                                        By:  Principal  Office Investors, LLC, a
                                             Delaware limited liability company,

                                            By:  Principal Life Insurance
                                                 Company, an Iowa corporation,
                                                 its authorized member

                                                By:-------------------
                                                Its:------------------

                                                By:-------------------
                                                Its:------------------

                                        TENANT:

                                        TALK.COM,  INC.  a  Delaware corporation

                                        By:  /s/ William McGrath  (seal)
                                        Its: SVP HR and Administration

                                    EXHIBIT D

                              RULES AND REGULATIONS

     1. The sidewalks, lobbies, halls and passages shall not be obstructed by any of the tenants nor used by them for any other purpose than for ingress and egress to and from their respective offices, nor shall they be used as a waiting or lounging place for tenants' employees or those having business with tenants. The halls, passages and roof are not for the use of the general public, and Landlord retains in all cases the right to control and prevent access to any part of the Building of all persons whose presence, in the judgement of Landlord or Landlord's employees or propert manager, may be prejudicial to the safety, character, reputation or interests of the Building and it tenants. In case of invasion, mob, riot, public excitements or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by closing the door or otherwise, for the safety of tenants and the protection of property in the Building. During other than business hours, access to the Building may also be refused, unless the person seeking admission is identified, and the production of a key to the Premises may in addition be required. Landlord shall in no case be liable in damages for the admission or exclusion of any person from the Building. No Tenant or its employees or invitees shall go upon the roof of the Building without the express consent of Landlord.

     2. The floors, walls, partitions, skylights, windows, doors, and transoms that reflect or admit light into passageways or into any place in the Building shall not be covered or obstructed by any of the tenants except as provided for herein; provided, however, that tenants may install curtains or draperies on the windows. The toilet rooms, sinks and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, chemicals or refuse shall be thrown or placed therein. The cost of any damage resulting from such misuse or abuse shall be borne and immediately paid by tenant by whom or by whose employees it shall have been caused.

     3. Except as provided in Tenant's lease, nothing shall be places by tenants or their employees on the outside of the Building with the exception of one sign which shall conform with existing tenant signs and be subject to Landlord approval.

     4. No tenant sign and/or building standard sign,advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building, unless of such character, color, size and material and in such places as shall be first designated by Landlord in writing. A sign painter authorized by Landlord will do such work at Tenant's expense. Nowithstanding the foregoing, Tenant at its own cost and expense, shall have the right to install a sign on the exterior similar to the existing signs on the Building and subject to Landlord's approval.

     5. Tenants will see that the windows are closed and the doors to the Premises are securely locked each day before leaving the Building.

     6. Tenants, their employees or other shall not make or commit any improper noises or disturbances of any kind in the Building, nor smoke in the elevators, mark or defile the elevators, bathrooms or the walls, windows, doors, or any other part of the Building, nor interfere in any way with the other tenants or those having business in the Building. Tenants shall be liable for all damage to the Building done by their employees or agents.

     7. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators or stairways of the Building, or into any of the lightshafts or venilators thereof.

     8. No animals shall be kept in or about the Premises except those used for laboratory purposes.

     9. If the tenants desire to introduce signaling, telegraphic, telephonic, or other wires and instruments. Landlord will direct the electricians as to where and how the same are to be placed: and without such direction, no placing, boring or cutting for wires will be permitted. Landlord retains in all cases the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the Building, to require the changing of wires and of their placing and arrangements underground or otherwise as Landlord may direct, and further require compliance by tenants or by those furnishing service by or using such wires or by others with directions, requirements or rules. Landlord shall have the right to immediately using such wires or by others with the directions, requirements or rules. Landlord shall have the right to immediately cut, displace and prevent the use of such wires. Notice requiring such changing of wires and their replacing and

Rearrangement given by Landlord to any company or individual furnishing service by means such wires to any tenant shall be regarded as notice to such tenants and shall take effect immediately. All wires used by tenants must be clearly tagged at the distributing boards and junction boxes and elsewhere in the Building with the number of the office to which said wires lead and the purpose for which said wires respectively are used, together with the names of the company operating same.

     10. No Varnish, stain, paint, linoleum, oil-cloth, rubber or other air-tight covering shall be laid or put upon the floors, nor shall articles be fastened to or holes drilled or nails or screws driven into walls, doors or partitions; or shall the walls, doors, or partitions be painted, papered, or otherwise covered or in any way marked or broken; nor shall machinery of any kind be operated on the Premises; nor shall any tenant use any other method of heating than that provided by Landlord, without the written consent of the Landlord.

     11. The delivery of materials and other supplies to tenants in the Building will be permitted only under the direction, control, and supervision of the Landlord. Delivery of cash is specifically exempted from the Landlord's control.

     12.  The  use  of  the  Premises  as  sleeping  apartments  is  prohibited.

     13. The above rules and regulations or any further rules and regulations are for the exclusive benefit of and enforceable only by Landlord herein, and they shall not inure to the benefit of Tenant herein as against other tenants or in favor of other tenants against Tenant herein; nor does Landlord warrant to enforce them against other tenants; provided, however , that Landlord, in any enforcement of the said rules and regulations